SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (date of earliest event reported): October 26, 2000

EDGAR ONLINE, INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-26071	06-1447017

(State or Other Jurisdiction	(Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

50 Washington Street
Norwalk, Connecticut 06854
(Address of principal executive offices, with zip code)

(203) 852-5666
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report.

Exhibit Number	Description

99.01	Press Release

ITEM 9. REGULATION FD DISCLOSURE

On October 26, 2000 the Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K announcing its third quarter operating results.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

/s/ Tom Vos

Dated: October 27, 2000	By: ____________________

Tom Vos

President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.01	Press Release